Neuberger Berman Equity Funds® (“Equity Funds”)
Neuberger Berman Genesis Fund
Class R6, Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information, each dated December 12, 2016, as amended and supplemented

This supplement describes important changes affecting Neuberger Berman Genesis Fund (the “Fund”) effective on October 16, 2017.  If you have any questions regarding these changes, please contact Neuberger Berman Investment Advisers LLC (“NBIA”) at 877-628-2583.

Effective October 16, 2017:

The fee table and expense example included in the Fund’s Class R6 Summary Prospectus and Prospectus are hereby deleted and replaced with the following:

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.74
Distribution and/or shareholder service (12b-1) fees	None
Other expenses	0.04
Total annual operating expenses	0.78
Fee waiver and/or expense reimbursement	0.03
Total annual operating expenses after fee waiver and/or expense reimbursement[1]	0.75
[1]
Neuberger Berman Investment Advisers LLC (“Manager”) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class R6 so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) are limited to 0.75% of average net assets. This undertaking lasts until 8/31/2020 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that Class R6 will repay the Manager for fees and expenses waived or reimbursed for that class provided that repayment does not cause annual operating expenses to exceed 0.75% of its average net assets. Any such repayment must be made within three years after the year in which the Manager incurred the expense.

Expense Example
The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class R6	$77	$240	$424	$957

All references to the current contractual expense limitation arrangements in the Fund’s Class R6 Summary Prospectus, Prospectus and Statement of Additional Information are hereby deleted and replaced with the following:

Share Class	Limitation Period	Expense Limitation
Class R6	08/31/2020	0.75%

The date of this supplement is September 5, 2017.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC
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New York, NY 10104
Shareholder Services
800.877.9700
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